                                                                                        EXHIBIT 99.1

                                       JOINT FILER INFORMATION

                                      Other Reporting Person(s)

1.       ESL PARTNERS, L.P.

Item                                   Information

Name:                                  ESL Partners, L.P.

Address:                               1170 Kane Concourse, Suite 200, Bay Harbor, FL 33154

Designated Filer:                      Edward S. Lampert

Date of Event Requiring Statement      March 24, 2014
(Month/Day/Year):

Issuer Name and Ticker or Trading      Lands' End, Inc. [LE]
Symbol:

Relationship of Reporting Person(s)    10% Owner
to Issuer:

If Amendment, Date Original Filed
(Month/Day/Year):

Individual or Joint/Group Filing:      Form filed by More than One Reporting Person

Signature:                             By:      RBS Partners, L.P.
                                       Its:     General Partner

                                       By:      ESL Investments, Inc.
                                       Its:     General Partner

                                       By:      /s/ Edward S. Lampert
                                                -------------------------------
                                       Name:    Edward S. Lampert
                                       Title:   Chief Executive Officer
                                       Date:    March 26, 2014

2.       SPE I PARTNERS, LP

Item                                   Information

Name:                                  SPE I Partners, LP

Address:                               1170 Kane Concourse, Suite 200, Bay Harbor, FL 33154

Designated Filer:                      Edward S. Lampert

Date of Event Requiring Statement      March 24, 2014
(Month/Day/Year):

Issuer Name and Ticker or Trading      Lands' End, Inc. [LE]
Symbol:

Relationship of Reporting Person(s)    10% Owner
to Issuer:

If Amendment, Date Original Filed
(Month/Day/Year):

Individual or Joint/Group Filing:      Form filed by More than One Reporting Person

Signature:                             By:      RBS Partners, L.P.
                                       Its:     General Partner

                                       By:      ESL Investments, Inc.
                                       Its:     General Partner

                                       By:      /s/ Edward S. Lampert
                                                ---------------------
                                       Name:    Edward S. Lampert
                                       Title:   Chief Executive Officer
                                       Date:    March 26, 2014

3.       SPE MASTER I, LP

Item                                   Information

Name:                                  SPE Master I, LP

Address:                               1170 Kane Concourse, Suite 200, Bay Harbor, FL 33154

Designated Filer:                      Edward S. Lampert

Date of Event Requiring Statement      March 24, 2014
(Month/Day/Year):

Issuer Name and Ticker or Trading      Lands' End, Inc. [LE]
Symbol:

Relationship of Reporting Person(s)    10% Owner
to Issuer:

If Amendment, Date Original Filed
(Month/Day/Year):

Individual or Joint/Group Filing:      Form filed by More than One Reporting Person

Signature:                             By:      RBS Partners, L.P.
                                       Its:     General Partner

                                       By:      ESL Investments, Inc.
                                       Its:     General Partner

                                       By:      /s/ Edward S. Lampert
                                                -------------------------------
                                       Name:    Edward S. Lampert
                                       Title:   Chief Executive Officer
                                       Date:    March 26, 2014

4.       RBS PARTNERS, L.P.

Item                                   Information

Name:                                  RBS Partners, L.P.

Address:                               1170 Kane Concourse, Suite 200, Bay Harbor, FL 33154

Designated Filer:                      Edward S. Lampert

Date of Event Requiring Statement      March 24, 2014
(Month/Day/Year):

Issuer Name and Ticker or Trading      Lands' End, Inc. [LE]
Symbol:

Relationship of Reporting Person(s)    10% Owner
to Issuer:

If Amendment, Date Original Filed
(Month/Day/Year):

Individual or Joint/Group Filing:      Form filed by More than One Reporting Person

Signature:
                                       By:      ESL Investments, Inc.
                                       Its:     General Partner

                                       By:      /s/ Edward S. Lampert
                                                -------------------------------
                                       Name:    Edward S. Lampert
                                       Title:   Chief Executive Officer
                                       Date:    March 26, 2014

5.       ESL INSTITUTIONAL PARTNERS, L.P.

Item                                   Information

Name:                                  ESL Institutional Partners, L.P.

Address:                               1170 Kane Concourse, Suite 200, Bay Harbor, FL 33154

Designated Filer:                      Edward S. Lampert

Date of Event Requiring Statement      March 24, 2014
(Month/Day/Year):

Issuer Name and Ticker or Trading      Lands' End, Inc. [LE]
Symbol:

Relationship of Reporting Person(s)    10% Owner
to Issuer:

If Amendment, Date Original Filed
(Month/Day/Year):

Individual or Joint/Group Filing:      Form filed by More than One Reporting Person

Signature:                             By:      RBS Investment Management, L.L.C.
                                       Its:     General Partner

                                       By:      ESL Investments, Inc.
                                       Its:     Manager

                                       By:      /s/ Edward S. Lampert
                                                -------------------------------
                                       Name:    Edward S. Lampert
                                       Title:   Chief Executive Officer
                                       Date:    March 26, 2014

6.       RBS INVESTMENT MANAGEMENT, L.L.C.

Item                                   Information

Name:                                  RBS Investment Management, L.L.C.

Address:                               1170 Kane Concourse, Suite 200, Bay Harbor, FL 33154

Designated Filer:                      Edward S. Lampert

Date of Event Requiring Statement      March 24, 2014
(Month/Day/Year):

Issuer Name and Ticker or Trading      Lands' End, Inc. [LE]
Symbol:

Relationship of Reporting Person(s)    10% Owner
to Issuer:

If Amendment, Date Original Filed
(Month/Day/Year):

Individual or Joint/Group Filing:      Form filed by More than One Reporting Person

Signature:                             By:      ESL Investments, Inc.
                                       Its:     Manager

                                       By:      /s/ Edward S. Lampert
                                                -------------------------------
                                       Name:    Edward S. Lampert
                                       Title:   Chief Executive Officer
                                       Date:    March 26, 2014

7. CRK PARTNERS, LLC

Item                                   Information

Name:                                  CRK Partners, LLC

Address:                               1170 Kane Concourse, Suite 200, Bay Harbor, FL 33154

Designated Filer:                      Edward S. Lampert

Date of Event Requiring Statement      March 24, 2014
(Month/Day/Year):

Issuer Name and Ticker or Trading      Lands' End, Inc. [LE]
Symbol:

Relationship of Reporting Person(s)    10% Owner
to Issuer:

If Amendment, Date Original Filed
(Month/Day/Year):

Individual or Joint/Group Filing:      Form filed by More than One Reporting Person

Signature:                             By:      ESL Investments, Inc.
                                       Its:     Sole Member

                                       By:      /s/ Edward S. Lampert
                                                -------------------------------
                                       Name:    Edward S. Lampert
                                       Title:   Chief Executive Officer
                                       Date:    March 26, 2014

8. ESL INVESTMENTS, INC.

Item                                   Information

Name:                                  ESL Investments, Inc.

Address:                               1170 Kane Concourse, Suite 200, Bay Harbor, FL 33154

Designated Filer:                      Edward S. Lampert

Date of Event Requiring Statement      March 24, 2014
(Month/Day/Year):

Issuer Name and Ticker or Trading      Lands' End, Inc. [LE]
Symbol:

Relationship of Reporting Person(s)    10% Owner
to Issuer:

If Amendment, Date Original Filed
(Month/Day/Year):

Individual or Joint/Group Filing:      Form filed by More than One Reporting Person

Signature:
                                       By:      /s/ Edward S. Lampert
                                                -------------------------------
                                       Name:    Edward S. Lampert
                                       Title:   Chief Executive Officer
                                       Date:    March 26, 2014